UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              May 20, 2021

PARK AEROSPACE CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1400 Old Country Road, Westbury	New York	11590
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.10 per share	PKE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d). Election of Director.

On May 20, 2021, the Board of Directors (the “Board”) of Park Aerospace Corp. (the “Company”) voted to increase the size of the Board from six to seven Directors and elected Ms. Julian as a Director to fill the newly-created vacancy.

Ms. Julian does not have an employment agreement with the Company. There is no family relationship between Ms. Julian and any other director or any officer of the Company. Ms. Julian does not own any shares of common stock of the Company.

Ms. Julian enjoyed a 36-year career with The Dow Chemical Company from which she retired in 2015. Yvonne started her career at Dow in 1979 as a Research Assistant working on projects related to preparing Dow to enter the polycarbonate market. She began her Dow sales career as a Trainee and Sales Representative in 1983. Ms. Julian was promoted to Global Account Executive in 1990 and served in positions of increasing responsibility until her retirement. In each of these positions, Yvonne was responsible for the Park account with Dow, and in such capacity, worked seamlessly with Park on joint strategies, new products and other matters. Prior to joining The Dow Chemical Company, Yvonne was a Laboratory Technician with the Institute of Gas Technology of McCrone Research Institute in Chicago, Illinois. Today, Ms. Julian serves as Vice President and member of the Executive Leadership Team of the Greenville Center for Creative Arts. She previously served on the board of directors of Hightowers Petroleum Company. Ms. Julian received a Bachelor of Science degree in Chemistry with honors from the Illinois Institute of Technology in Chicago, Illinois, and a Master of Business Administration degree in Operations Management from Golden Gate University in San Francisco, California.

The Company issued a news release on May 20, 2021 announcing the election of Ms. Julian.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 News Release dated May 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK AEROSPACE CORP.

Date: May 20, 2021	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Senior Vice President and Chief
Financial Officer

2